Exhibit 99.4

GREEN PLAINS INC.
AUDIT COMMITTEE CHARTER

ORGANIZATION AND PURPOSE

There shall be a committee of the Board of Directors (the “Board”) of Green Plains Inc. (the “Company”) designated as the Audit Committee (the “Committee”).

The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities to shareholders, potential shareholders, creditors and other stakeholders related to corporate accounting and financial controls, reporting practices of the Company, and the quality and integrity of the Company’s financial reports. In so doing, it is the responsibility of the Committee to maintain a free and open means of communication between committee members, the independent registered public accountants and Company management.

COMPOSITION

The Committee shall comprise three or more directors. The Board shall appoint the members of the Committee upon the recommendation of the Nominating and Governance Committee. Each member of the Committee shall be independent in accordance with Rule 10A-3 of the Securities Act of 1933, and Nasdaq Rule 5605(a)(2), each as amended from time to time. Each member of the Committee shall be financially literate, as such standard is determined by the Board in its business judgment, and at least one member of the Committee shall be designated as the audit committee financial expert in accordance with Rule 407(d)(5) of Regulation S-K and Nasdaq Rule 5605(c).

If a member of the Committee ceases to satisfy the independence requirements discussed above for reasons outside of the reasonable control of such member, the member may remain on the Committee until one year from the occurrence of the event that caused the failure of such member to be independent, provided that an officer of the Company provides notice to Nasdaq promptly upon learning of the event or circumstance that caused the noncompliance pursuant to Rule 5605(c)(4) of the Nasdaq listing rules. Notwithstanding the foregoing membership requirements, no action by the Committee will be invalid for any such requirement not being met at the time such action was taken.

The members of the Committee shall serve for such term or terms as determined by the Board or until earlier resignation or death. Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board, the Corporate Secretary or the Board (unless the notice specifies a later time for the effectiveness of such resignation). If the resignation of a Committee member is effective at a future time, the Board may elect a successor to take office when the resignation becomes effective. The entire Committee or any individual Committee member may be removed from office with or without cause by the affirmative vote of a majority of the Board.

GREEN PLAINS INC.
AUDIT COMMITTEE CHARTER

MEETINGS

Frequency

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its responsibility to foster open communication, the Committee or its members are expected to meet for discussions with Company management frequently. There will be at least two formal meetings per year with Company management in the presence of the independent registered public accountants. The Committee may hold separate executive sessions to discuss any matters that the Committee believes should be discussed privately. The Committee is governed by the same rules governing meetings (including meetings in person, by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements applicable to the Board.

Chairperson

A chairperson of the Committee (the “Chairperson”) may be designated by the Board based upon recommendations by the Committee, if any. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, frequency and length of meetings and have unlimited access to management and information. The Chairperson shall establish such other rules that may be necessary, from time to time, and proper to conduct the business of the Committee.

AUTHORITY

The Committee shall have the authority to conduct or authorize investigations into any matters within the committee’s scope of responsibilities. In the course of fulfilling its responsibilities under this charter, in connection with such investigations or otherwise, the Committee shall have the authority to:

•	Appoint, oversee, approve the compensation of and replace, when appropriate, the independent registered public accountants.
•	Resolve any disagreements between management and the independent registered public accountants regarding financial reporting.
•	Pre-approve and review disclosure, as required, of all audit and non-audit services provided by the independent registered public accountants.
•	Approve the appointment, compensation, removal or replacement of the Company’s chief audit executive, as necessary.
•	Oversee the operations of the Company’s internal audit department.
•	Retain special legal, accounting, or other consultants or advisors for advisory services.

GREEN PLAINS INC.
AUDIT COMMITTEE CHARTER

•

Request any officer or employee of the Company, its outside legal counsel or independent registered public accountants to attend an Committee meeting or meet with members of, or consultants or advisors to, the Committee.

•	Authorize any related party transaction or transactions in accordance with Board-approved parameters.
•	Meet with company officers, internal auditors, independent registered public accountants, or outside counsel, as necessary.
•	Work with appropriate Company personnel to resolve possible unethical or improper actions reported via confidential compliance hotline.
•	Seek any information it requires from employees — all of whom are directed to cooperate with the Committee’s requests — or external parties.

The responsibilities of a member of the Committee shall be in addition to such member’s duties as a member of the Board.

While the Committee shall have the responsibilities and powers set forth in this charter, it shall not be the duty of the Committee to plan or conduct audits or to determine whether the Company’s financial statements are complete, accurate, or in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent registered public accountants. Nor shall it be the duty of the Committee to conduct investigations or to assure compliance with laws and regulations, or the Company’s own policies.

The Company must provide for appropriate funding, as determined by the Committee, for payment of (a) compensation to any independent registered public accountants engaged for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company; (b) compensation to any advisors employed by the Committee; and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

RESPONSIBILITIES

In carrying out its responsibilities, the Committee’s policies and procedures will remain flexible, in order to best react to changing conditions and promote effective corporate accounting and reporting practices of the Company in accordance with all requirements. In carrying out these responsibilities, the Committee will:

General

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Maintain an effective Committee Charter approved by the Board. Review and assess the adequacy of the Committee Charter annually, request Board approval for proposed changes to promote appropriate disclosure as may be required by law or regulation.

GREEN PLAINS INC.
AUDIT COMMITTEE CHARTER

•	Influence the overall Company “tone” for quality financial reporting, sound business risk controls and ethical behavior.
•	Monitor compliance with the Company’s Code of Conduct and regulatory requirements, and review and assess conflicts of interest and related-party transactions.
•

Establish and review procedures for receipt, retention and treatment of complaints received by the Company regarding accounting, internal control and auditing matters, including procedures for confidential, anonymous submissions of concerns by employees regarding questionable accounting and auditing matters.

•	Review and discuss with management the Company’s major risk exposures and the steps management has taken to understand, monitor and control such risks.
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Establish and review procedures for receipt, retention and treatment of complaints received by the Company regarding possible violations of the Company’s Code of Conduct and other ethical matters, including procedures for confidential, anonymous submissions of concerns by employees regarding such matters.

•	Review and approve required stock exchange certifications and proxy statement disclosure, if any.
•	Periodically review and update the Committee responsibilities calendar to reflect changes in regulatory requirements and authoritative guidance.
•	Institute and oversee special investigations as needed.
•	Perform other activities related to this charter as requested by the Board.
•	Review and discuss with management the Company’s information and cyber security programs.
•	Confirm annually that all responsibilities outlined in this charter were carried out.

Financial Statements

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Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements. Concur, per discussion with the independent registered public accountants and management, on changes to accounting principles.

•	Review with management and the independent registered public accountants the results of the audit, including any difficulties encountered.

GREEN PLAINS INC.
AUDIT COMMITTEE CHARTER

•	Review the interim and annual financial statements and consider whether they are complete, consistent with information known to Committee members, and reflect appropriate accounting principles.
•	Review operational data and other sections of the interim or annual report and related regulatory filings before release and consider the accuracy and completeness of the information.
•	Review with management and the independent registered public accountants all matters required to be communicated to the Committee under Generally Accepted Auditing Standards.
•	Understand how management develops interim financial information, and the nature and extent of internal audit and the independent registered public accountants’ involvement.
•

Monitor the integrity and quality of annual and interim financial reporting with management and the independent registered public accountants to determine the independent registered public accountants’ satisfaction with the disclosure and content of the financial statements to be presented.

Internal Controls

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Emphasize the adequacy of internal controls to identify any payments, transactions or procedures that may be deemed illegal or otherwise improper. Review the Company’s policy statements to enforce adherence to its code of conduct.

•	Monitor the integrity and quality of internal financial and operating information used by management in its decision-making processes.
•	Review and discuss the effectiveness of the organization’s risk management and internal control systems, including information technology security and control.
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Review and discuss risks related to information systems, information security and cybersecurity and the steps management has taken to monitor and mitigate those exposures, including the organization’s policies and procedures for managing internal and external information and security incidents.

•	Review and discuss with the CEO and CFO the organization’s internal disclosure controls and procedures and any material control weaknesses and fraud.
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Understand the scope of internal audit’s review of risk management and internal controls over financial and operational reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

GREEN PLAINS INC.
AUDIT COMMITTEE CHARTER

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Understand the scope of the independent registered public accountants’ review of internal controls over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

•

Review with management and the independent registered public accountants their respective assessments and attestation of the effectiveness of the organization’s internal controls and procedures for financial reporting.

Internal Audit

•	Review with management and the chief audit executive the charter, plans, activities, staffing, resources and organizational structure of the internal audit function.
•

Review any material restrictions or limitations imposed upon internal audit personnel to determine if they are justified, and review and concur in the appointment, replacement or dismissal of the chief audit executive.

•	Set clear hiring policies for partners and employees of the external audit firm consistent with prevailing regulatory requirements.
•	Review the effectiveness of the internal audit activity, including compliance with The Institute of Internal Auditors’ International Standards for the Professional Practice of Internal Auditing.
•	Review the performance of the chief audit executive and exercise final approval on his/her appointment, compensation and discharge, as deemed appropriate.
•	On a regular basis, meet separately with the chief audit executive to discuss any matters that the Committee or internal audit personnel believe should be discussed privately.

Independent Registered Public Accountants

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Review and recommend to the Board the Committee’s choice of the independent registered public accounting firm and the level of fees for audits of the Company’s financial statements. Recommend dismissal when necessary. The Company’s independent registered public accountants shall ultimately be accountable to the Committee and the Board as representatives of the shareholders.

•	Maintain an active dialog with the independent registered public accountants to identify and disclose any relationship or services that may affect the objectivity and independence of the auditors.
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Meet with the independent registered public accountants and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review the results of such audit,

GREEN PLAINS INC.
AUDIT COMMITTEE CHARTER

including any comments or recommendations of the independent registered public accountants.
•

Provide sufficient opportunity for the independent registered public accountants to meet with members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent registered public accountants’ evaluation of the Company’s financial and accounting personnel and their cooperation with the independent registered public accountants during the course of the audit or quarterly review.

•	Discuss with the independent registered public accountants the results of their review of interim financial statements before the Company files its Form 10-Q.
•	Consider and review with the independent registered public accountants:
o

Any significant findings in the independent registered public accountants’ interim financial statement review, pursuant to PCAOB Auditing Standard 4105 Reviews of Interim Financial Information, prior to the Company’s filing of its Form 10-Q.

o	The adequacy of the Company’s internal controls, including computerized information system controls and security.
o	Any significant findings and recommendations of the independent registered public accountants together with management’s responses thereto.
•	If required, provide a report in the proxy of the Committee’s findings that result from its financial reporting oversight responsibilities, including representation that the Committee has:
o

Discussed with the independent registered public accountants matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s  Communication With Those Charged With Governance,

o

Received and reviewed the written disclosures and the letter from the independent registered public accountants required by Independence Discussions with Committees, as amended, by the Independence Standards Board,

o	Discussed with the auditors the auditors’ independence.
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Conduct an annual quality discussion with the independent registered public accountants wherein the independent registered public accountants discuss their judgment about the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting.

•	Assess the independent auditors’ performance.

GREEN PLAINS INC.
AUDIT COMMITTEE CHARTER

PERFORMANCE EVALUATION

The Committee shall conduct an annual evaluation of the performance of its duties under this charter and shall present the results of the evaluation to the Board, as appropriate. The Committee shall conduct this evaluation in such manner it deems appropriate.

AMENDMENT

This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

Approved: Board of Directors
Date: September 27, 2021